UNITED STATES BANKRUPTCY COURT

DISTRICT OF Delaware

In Re. Delta Apparel, Inc. §
§
§
Debtor(s) §

Case No. 24-11469

Lead Case No. 24-11468

☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 06/30/2024

Petition Date: 06/30/2024

Months Pending: 0

Industry Classification: | 3 | 1 | 2 | 1 |

Reporting Method: Accrual Basis ◉ Cash Basis ○

Debtor's Full-Time Employees (current): 348

Debtor's Full-Time Employees (as of date of order for relief): 348

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☐ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☐ Statement of operations (profit or loss statement)
- ☒ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☒ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☐ Schedule of payments to insiders
- ☒ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s J Tim Pruban
Signature of Responsible Party

J. Tim Pruban
Printed Name of Responsible Party

08/08/2024
Date

2750 Premiere Parkway, Suite 100, Duluth, GA 30097
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Debtor's Name Delta Apparel, Inc. Case No. 24-11469

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$1,075	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$1,075	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$13,808,349
b.	Accounts receivable over 90 days outstanding (net of allowance)	$-184,598
c.	Inventory (Book ● Market ○ Other ○ (attach explanation))	$95,666,347
d	Total current assets	$109,475,771
e.	Total assets	$304,685,882
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$82,001,847
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$45,922,951
n.	Total liabilities (debt) (j+k+l+m)	$127,924,798
o.	Ending equity/net worth (e-n)	$176,761,085

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$0	$0

Debtor's Name Delta Apparel, Inc. Case No. 24-11469

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i						
	ii						
	iii						
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Debtor's Name Delta Apparel, Inc. Case No. 24-11469

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Debtor's Name Delta Apparel, Inc. Case No. 24-11469

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i						
	ii						
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Debtor's Name Delta Apparel, Inc. Case No. 24-11469

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Debtor's Name Delta Apparel, Inc. Case No. 24-11469

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Debtor's Name Delta Apparel, Inc. Case No. 24-11469

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)						

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ◯	No ◉	
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ◯	No ◉	
c.	Were any payments made to or on behalf of insiders?	Yes ◯	No ◉	
d.	Are you current on postpetition tax return filings?	Yes ◉	No ◯	
e.	Are you current on postpetition estimated tax payments?	Yes ◉	No ◯	
f.	Were all trust fund taxes remitted on a current basis?	Yes ◉	No ◯	
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ◯	No ◉	
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ◯	No ◯	N/A ◉
i.	Do you have: Worker's compensation insurance?	Yes ◉	No ◯	
	If yes, are your premiums current?	Yes ◉	No ◯	N/A ◯ (if no, see Instructions)
	Casualty/property insurance?	Yes ◉	No ◯	
	If yes, are your premiums current?	Yes ◉	No ◯	N/A ◯ (if no, see Instructions)
	General liability insurance?	Yes ◉	No ◯	
	If yes, are your premiums current?	Yes ◉	No ◯	N/A ◯ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ◯	No ◉	
k.	Has a disclosure statement been filed with the court?	Yes ◯	No ◉	
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ◉	No ◯	

Debtor's Name Delta Apparel, Inc. Case No. 24-11469

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/S J Tim Pruban J. Tim Pruban

Signature of Responsible Party

J. Tim Pruban

Printed Name of Responsible Party

Chief Restructuring Officer

Title

08/08/2024

Date

Debtor's Name Delta Apparel, Inc. Case No. 24-11469

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Debtor's Name Delta Apparel, Inc. Case No. 24-11469

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Debtor's Name Delta Apparel, Inc. Case No. 24-11469

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Company	Asset Group	Location	Dept	Department name	Main Asset #	Asset #	Description	Original Asset #	Project #	Qty	Asset Class	Asset Type	Status	Make	Model	Year	Serial #	Acquisition date	In Service Date	Acquisition price	Depr Per Period	Last Depr	Net Book Value

[illegible]
Fixed Asset Listing
[illegible]

Company	Asset Group	Location	Dept	Department name	Main Asset #	Asset #	Description	Original Asset #	Project #	Qty	Asset Class	Asset type	Status	Make	Model	Year	Serial #	Acquisition date	In Service Date	Acquisition price	Depr Per Period	Last Depr	Net Book Value
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CREDENZA	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	LATERAL FILE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	LATERAL FILE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CREDENZA	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CREDENZA	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	LATERAL FILE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CREDENZA	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	LATERAL FILE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CREDENZA	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	HUTCH	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CREDENZA	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	LATERAL FILE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	LATERAL FILE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CREDENZA	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CREDENZA	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	HUTCH	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	LATERAL FILE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	LATERAL FILE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CREDENZA	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	HUTCH	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CREDENZA	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	LATERAL FILE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CREDENZA	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	LATERAL FILE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CREDENZA	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	LATERAL FILE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CREDENZA	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	LATERAL FILE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CREDENZA	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	LATERAL FILE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	LATERAL FILE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	LATERAL FILE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CREDENZA	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	HUTCH	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CREDENZA	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	8' CONFERENCE TABLE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	8' CONFERENCE TABLE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	8' CONFERENCE TABLE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	8' CONFERENCE TABLE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CREDENZA	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	HUTCH	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CREDENZA	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	LATERAL FILE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	[illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	[illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	[illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	LATERAL FILE [illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	LATERAL FILE [illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	[illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	[illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	LATERAL FILE [illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	[illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	HIGHBACK CHAIR	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	AERON CHAIR	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	[illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	AERON CHAIRS	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	[illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	[illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	[illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	[illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	STACK CHAIRS	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	FOLDING CHAIRS [illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Distribution	[illegible]	[illegible]	FURNITURE [illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CUBICLE RECONFIGURATION [illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Distribution	[illegible]	[illegible]	FURNITURE [illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK - SALES OFFICE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK - OPEN OFFICE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK - [illegible] OFFICE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	[illegible] CONFERENCE TABLE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	COMPUTER TABLE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	SMALL CONFERENCE TABLE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Distribution	[illegible]	[illegible]	FLAMMABLE STORAGE CABINET	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Distribution	[illegible]	[illegible]	OFFICE/CAFE FURNITURE	[illegible]		1.00		Tangible	Closed				[illegible]	[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Distribution	[illegible]	[illegible]	[illegible]	[illegible]		1.00		Tangible	Closed	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Distribution	[illegible]	[illegible]	LOCKERS	[illegible]		1.00		Tangible	Closed	[illegible]				[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Distribution	[illegible]	[illegible]	OFFICE FURNITURE [illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CONFERENCE ROOM TABLE	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CONFERENCE ROOM CHAIR	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CONFERENCE ROOM CHAIR	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CONFERENCE ROOM CHAIR	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CONFERENCE ROOM CHAIR	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CONFERENCE ROOM CHAIR	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CONFERENCE ROOM CHAIR	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CONFERENCE ROOM CHAIR	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	CONFERENCE ROOM CHAIR	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	OFFICE CHAIR - OFFICE [illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	FILING CABINET [illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK - OFFICE [illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	DESK - OFFICE [illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	OFFICE CHAIR - OFFICE [illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	OFFICE CHAIR - OFFICE [illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	OFFICE CHAIR - OFFICE [illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	FURN	[illegible]	[illegible]	Office	[illegible]	[illegible]	FILING CABINET [illegible]	[illegible]		1.00		Tangible	Closed					[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00

Company	Asset Group	Location	Dept	Department name	Main Asset #	Asset #	Description	Original Asset #	Project #	Qty	Asset Class	Asset Type	Status	Make	Model	Year	Serial #	Acquisition date	In Service Date	Acquisition price	Depr Per Period	Last Depr	Net Book Value
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

[illegible]

Company	Asset Group	Location	Dept	Department name	Main Asset #	Asset #	Description	Original Asset #	Project #	Qty	Asset Class	Asset type	Status	Make	Model	Year	Serial #	Acquisition date	In Service Date	Acquisition price	Depr Per Period	Last Depr	Net Book Value
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

[illegible]
Fixed Asset Listing [illegible]
[illegible]

Company	Asset Group	Location	Dept	Department name	Main Asset #	Asset #	Description	Original Asset #	Project #	Qty	Asset Class	Asset type	Status	Make	Model	Year	Serial #	Acquisition date	In Service Date	Acquisition price	Depr Per Period	Last Depr	Net Book Value
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

[illegible]

Company	Asset Group	Location	Dept	Department name	Main Asset #	Asset #	Description	Original Asset #	Project #	Qty	Asset Class	Asset type	Status	Make	Model	Year	Serial #	Acquisition date	In Service Date	Acquisition price	Depr Per Period	Last Depr	Net Book Value
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

Company	Asset Group	Location	Dept	Department name	Main Asset #	Asset #	Description	Original Asset #	Project #	Qty	Asset Class	Asset type	Status	Make	Model	Year	Serial #	Acquisition date	In Service Date	Acquisition price	Depr Per Period	Last Depr	Net Book Value

[illegible]
Fixed Asset Listing [illegible]
[illegible]

Company	Asset Group	Location	Dept	Department name	Main Asset #	Asset #	Description	Original Asset #	Project #	Qty	Asset Class	Asset type	Status	Make	Model	Year	Serial #	Acquisition date	In Service Date	Acquisition price	Depr Per Percent	Last Depr	Net Book Value
[illegible]	[illegible]	[illegible]	300	Cutting	[illegible]	[illegible]	[illegible] CUTTING MACHINE [illegible]	[illegible]		1.00		Tangible	Owned				[illegible]	[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	[illegible]	[illegible]	300	Cutting	[illegible]	[illegible]	[illegible] CUTTING MACHINE [illegible]	[illegible]		1.00		Tangible	Owned				[illegible]	[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	[illegible]	[illegible]	800	Sewing	[illegible]	[illegible]	YAMATO SEWING MACHINE	[illegible]		1.00		Tangible	Owned				[illegible]	[illegible]	[illegible]	$0.00	0.00	[illegible]	$0.00
[illegible]	[illegible]	[illegible]	800	Sewing	[illegible]	[illegible]	SINGER SEWING MACHINE	[illegible]		1.00		Tangible	Owned				[illegible]	[illegible]	[illegible]	$0.00	0.00	[illegible]	$0.00
[illegible]	[illegible]	[illegible]	720	Distribution	[illegible]	[illegible]	[illegible] Machine	[illegible]		1.00		Tangible	Owned				[illegible]	[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	[illegible]	[illegible]	300	Cutting	[illegible]	[illegible]	Cutting Knife	[illegible]		1.00		Tangible	Owned				[illegible]	[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	[illegible]	[illegible]	500	Decoration	[illegible]	[illegible]	Cutting Knife	[illegible]		1.00		Tangible	Owned				[illegible]	[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible] Machine	[illegible]		1.00		Tangible	Owned				[illegible]	[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	[illegible]	[illegible]	800	Sewing	[illegible]	[illegible]	Zig Zag Machine [illegible]	[illegible]		1.00		Tangible	Owned	Singer			[illegible]	[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	[illegible]	[illegible]	590	General Production	[illegible]	[illegible]	Serger [illegible]	[illegible]		1.00		Tangible	Owned	Yamato			[illegible]	[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	[illegible]	[illegible]	590	General Production	[illegible]	[illegible]	Serger [illegible]	[illegible]		1.00		Tangible	Owned	Yamato			[illegible]	[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	[illegible]	[illegible]	590	General Production	[illegible]	[illegible]	Serger [illegible]	[illegible]		1.00		Tangible	Owned	Yamato			[illegible]	[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	[illegible]	[illegible]	590	General Production	[illegible]	[illegible]	Serger	[illegible]		1.00		Tangible	Owned	Yamato				[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	[illegible]	[illegible]	300	Cutting	[illegible]	[illegible]	EASTMAN 10" CUTTING KNIFE	[illegible]		1.00		Tangible	Owned				[illegible]	[illegible]	[illegible]	$0.00	0.00	[illegible]	$0.00
[illegible]	[illegible]	[illegible]	300	Cutting	[illegible]	[illegible]	[illegible] CUTTING TABLE	[illegible]		1.00		Tangible	Owned					[illegible]	[illegible]	$0.00	0.00	[illegible]	$0.00
[illegible]	[illegible]	[illegible]	520	Retail Packaging	[illegible]	[illegible]	Heat Transfer Machine	[illegible]		1.00		Tangible	Owned				[illegible]	[illegible]	[illegible]	$0.00	0.00		$0.00
[illegible]	[illegible]	[illegible]	520	Retail Packaging	[illegible]	[illegible]	Heat Transfer Machine [illegible]	[illegible]		1.00		Tangible	Owned				[illegible]	[illegible]	[illegible]	$0.00	0.00		$0.00
[illegible]	[illegible]	[illegible]	720	Distribution	[illegible]	[illegible]	Thermal Printer [illegible]	[illegible]		1.00		Tangible	Owned				[illegible]	[illegible]	[illegible]	[illegible]	0.00	[illegible]	$0.00
[illegible]	[illegible]	[illegible]	500	Decoration	[illegible]	[illegible]	[illegible]	[illegible]		1.00		Tangible	Owned	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	$0.00
	Grand Total																			$ [illegible]			$ [illegible]

Delta Apparel, Inc.
Condensed Balance Sheet
As of June 30, 2024

		June 30, 2024
ASSETS		
Current Assets		
Petty Cash	$	1,075.00
Total Bank Accounts	$	1,075.00
Accounts Receivable		
Accounts Receivable, net of Allowance	$	13,808,349.10
Total Accounts Receivable, net	$	13,808,349.10
Inventory		
Inventory - Raw Materials	$	115,556.68
Inventory - Work In Process		2,223,592.26
Inventory - Finished Goods		94,270,754.61
Inventory - Supplies and Other		431,630.01
Total Inventory, Before Reserves	$	97,041,533.56
Inventory - Reserves and Mfg Variances		(1,375,186.34)
Total Inventory, net	$	95,666,347.22
Total Current Assets	$	109,475,771.32
Property, Plant & Equipment		
Plant, Property & Equipment	$	39,409,711.60
Buildings - Fayetteville and Rowland		26,000,000.00
Construction In Progress		1,759,415.50
Accumulated Depreciation		(26,833,363.48)
Total Plant, Property & Equipment, net	$	40,335,763.62
Other Assets		
Deposits and Prepaid Expenses	$	6,458,348.42
Other Receivables		1,365,092.13
Other Receivables - I/C		147,050,907.00
Total Other Assets	$	154,874,347.55
TOTAL ASSETS	$	304,685,882.49
LIABILITIES AND EQUITY		
Liabilities		
Current Liabilities		
Accounts Payable	$	45,922,950.97
Total Accounts Payable	$	45,922,950.97
Other Current Liabilities		
Accrued Invoices Not Received	$	1,618,748.36
Debt - Revolving Line of Credit - WF		80,383,098.79
Total Other Current Liabilities	$	82,001,847.15
Total Current Liabilities	$	127,924,798.12
Long-Term Liabilities		
Intercompany - Elimination		147,050,907.00
Total Long-Term Liabilities	$	147,050,907.00
Total Liabilities	$	274,975,705.12
Equity		
Common Stock	$	93,738.00
Treasury Stock		(42,908,114.00)
Paid-in-Capital		59,043,423.00
Non-Controlling Investment		(725,463.00)
Current Earnings		(20,278,710.43)
Retained Earnings		34,485,303.80
Total Equity	$	29,710,177.37
TOTAL LIABILITIES AND EQUITY	$	304,685,882.49

Delta Apparel
Petty Cash
AX Acct #: 10410
Jun-24

		Oct-23 P1	Nov-23 P2	Dec-23 P3	Jan-24 P4	Feb-24 P5	Mar-24 P6	Apr-24 P7	May-24 P8	Jun-24 P9	Jul-24 P10	Aug-24 P11	Sep-24 P12	Period Change
Fayetteville Campus	Beginning Balance	$ 150.00	$ 150.00	$ 150.00	$ 150.00	$ 150.00	$ 150.00	$1,075.00	$1,075.00	$1,075.00	$1,075.00	$1,075.00	$1,075.00	$(925.00)
	Deposits	-	-	-	-	-	925.00	-	-	-	-	-	-	-
	Expenses (submit receipts)	-	-	-	-	-	-	-	-	-	-	-	-	-
	Balance	$ 150.00	$ 150.00	$ 150.00	$ 150.00	$ 150.00	$1,075.00	$1,075.00	$1,075.00	$1,075.00	$1,075.00	$1,075.00	$1,075.00	$(925.00)
	Balance per GL	$ 150.00	$ 150.00	$ 150.00	$ 150.00	$ 150.00	$1,075.00	$1,075.00	$1,075.00	$1,075.00	$1,075.00	$1,075.00	$1,075.00	$(925.00)
	Variance	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -


Wells Fargo Bank
Transaction Receipt
Deposit
Account Number XXXXXXXXX7838
Serial # 000001
Cash In $247.00
Loose Currency
Sub total
Total Deposit $247.00
Deposit Availability
The full amount of your deposit is included in your available balance.
Deposit Credit Date
Thank you, ARIEANNA
Wells Fargo Bank
Transaction Receipt
Deposit
Account Number XXXXXXXXX7838
CHK 00164
Serial # 000001
Cash In $678.00
Loose Currency
Sub total
Strapped Currency
Sub total
Loose Coin
Sub total
Rolled Coin
Sub total
Total Deposit $678.00
Deposit Availability
The full amount of your deposit is included in your available balance.

Delta Apparel Inc
AR Aging Detail
6/30/2024

Customer #	Customer Name	Total Amount	Current	1-30	31-60	61-90	91-120	Over 120
10000138	Yellowstore LLC	$ 135.50	$ -	$ 135.50	$ -	$ -	$ -	$ -
10000192	SALT LIFE	73.10	-	73.10	-	-	-	-
10000342	Photouzor	197.04	-	197.04	-	-	-	-
10000393	Lipic's Engagement	(184.80)	-	-	-	-	-	(184.80)
10000457	Clothing Company	(2.09)	-	-	(2.09)	-	-	-
10000462	Preeminent Products Sales	252.29	252.29	-	-	-	-	-
10000615	Magoo's PrintShop Inc.	338.98	338.98	-	-	-	-	-
10000658	Good Times Inc dba American Ca	534.64	534.64	-	-	-	-	-
10001078	Risaveena Inc	43,543.52	36,376.73	7,166.79	-	-	-	-
10001102	Collegiate Productions	(143.99)	-	-	-	-	-	(143.99)
10001120	Effective Plan Inc	7,949.51	7,949.51	-	-	-	-	-
10001231	American Prom o	219.54	219.54	-	-	-	-	-
10001374	TL GRAPHICS	495.65	495.65	-	-	-	-	-
10001493	M & H SCREENPRINTING	440.53	440.53	-	-	-	-	-
10001556	Spreadshirt Inc	(716.64)	-	-	-	-	-	(716.64)
10001602	Civil Clothing	25,611.98	11,486.90	14,125.08	-	-	-	-
10001609	PROFORMA	(3,039.55)	-	-	(3,039.55)	-	-	-
10001630	Regal Awards Advertising	53.70	53.70	-	-	-	-	-
10002055	SHAMROCK COMPANIES	(319.17)	108.28	38.18	26.17	46.35	101.53	(639.68)
10002072	10th Planet	251.64	251.64	-	-	-	-	-
10002179	IRON PONY	11,770.50	11,770.50	-	-	-	-	-
10002193	American Awards	968.56	968.56	-	-	-	-	-
10002249	Consolidus, LLC.	6.99	-	6.99	-	-	-	-
10002419	Advance Advertising Services	384.03	378.13	5.90	-	-	-	-
10002594	National Trail Raceway	718.76	-	718.76	-	-	-	-
10002902	Jiffy.com	104,341.11	104,341.11	-	-	-	-	-
10003230	Southern PointDesigns	(162.51)	-	(162.51)	-	-	-	-
10003675	All Network Distributions Inc	197.24	197.24	-	-	-	-	-
10003730	ATX Mafia	3,778.55	3,778.55	-	-	-	-	-
10003853	HHMP INC DBA FAB TEES SOUVEN	(51.60)	-	(51.60)	-	-	-	-
10005473	Magnum Industries	(143.28)	-	-	(143.28)	-	-	-
10005729	Justified LLC	(884.00)	-	(884.00)	-	-	-	-
10005868	Mister Promotions	503.08	47.18	455.90	-	-	-	-
10005960	Printlogue	680.10	-	680.10	-	-	-	-
10005971	CRAMER'S KIDDIE SHOP	255.74	255.74	-	-	-	-	-
10005974	club carat tailoring inc	2,188.80	-	2,188.80	-	-	-	-
10006111	A J WHOLESALE	369.84	-	369.84	-	-	-	-
10006178	Boom town and Co	414.80	-	414.80	-	-	-	-
10006912	Prince of Tees Inc	1,163.50	1,163.50	-	-	-	-	-
10007669	tshirt factory	(51.60)	-	(51.60)	-	-	-	-
10008001	High Performance Uniforms	1,617.93	1,068.56	549.37	-	-	-	-
10008034	YELLOWSTONE OUT WEST	2.15	-	2.15	-	-	-	-
10008041	Village Wealth Management	314.71	-	314.71	-	-	-	-
10008049	College Thread LLC	12.99	-	12.99	-	-	-	-
10008115	Sandlot Sports	19.36	-	19.36	-	-	-	-
10008192	Com pany X Inc	2,128.56	2,128.56	-	-	-	-	-
10008526	MTM Print Resources	300.21	300.21	-	-	-	-	-
10008645	BLACK ROCK BRANDING	(66.80)	-	-	(66.80)	-	-	-
10008662	Port City Apparel	44.08	713.36	(310.00)	-	-	-	(359.28)
10008956	PROFORMA THINK INK	(212.36)	-	-	-	-	-	(212.36)
10009062	Fabriqué en NOLA LLC	(101.14)	-	-	-	-	-	(101.14)
10009443	Lemar Sign Company	42.99	-	42.99	-	-	-	-
10010245	The Promo AgencyProforma	(110.05)	-	-	-	-	-	(110.05)
10010359	Proforma Dynamic Resources	89.63	89.63	-	-	-	-	-
10010627	Walker Com panies	133.51	133.51	-	-	-	-	-
10011095	J W Cleary	(56.98)	-	-	(56.98)	-	-	-
10011117	All About Apparel INC	50,235.37	50,235.37	-	-	-	-	-
10011142	INFINITY PRODUCT GROUP	368,138.43	368,138.43	-	-	-	-	-
10011659	Tiffin Motorhomes, Inc. dba TMH Store	(113.20)	-	-	-	-	-	(113.20)
10011745	Delta Promotions Team	(214.02)	-	-	-	-	-	(214.02)
10011786	All County Apparel	269.99	269.99	-	-	-	-	-
10011831	BSI Apparel	(12.54)	117.21	-	-	-	-	(129.75)
10011958	Irreverent Warrior	(198.65)	-	-	-	-	-	(198.65)
10011991	GLOBAL PROMO	1,066.40	1,066.40	-	-	-	-	-
10012101	frostings by venee	139.45	-	139.45	-	-	-	-
10012195	Specialties Plus of NC, LLC.	183.13	183.13	-	-	-	-	-
10012552	Midwest Promotional Group	(125.64)	-	-	-	-	-	(125.64)
10012696	Promofect LLC	1,005.22	1,005.22	-	-	-	-	-
10012909	EGELHOFF SPORTS INC	154.05	154.05	-	-	-	-	-
10013320	Proforma Townsend Promotions	(922.00)	-	-	-	-	-	(922.00)
10013655	SONOMA DESIGN APPAREL	(289.69)	-	-	-	(289.69)	-	-
10013946	STITCHIN IT	194.27	-	194.27	-	-	-	-
10014036	Get In The Gam e Marketing dba Threads	530.56	530.56	-	-	-	-	-
10014305	DeCicco brothers Novelties	(212.89)	-	-	-	-	-	(212.89)
10014433	Acme Sport and Promotions	(206.50)	-	-	(206.50)	-	-	-
10014604	Freethink Apparel Promos	4,163.60	3,047.44	1,116.16	-	-	-	-
10014633	Xact Xpressions Inc	(221.37)	-	-	-	-	-	(221.37)
10014723	RAGS OF HONORLLC	22.92	-	22.92	-	-	-	-
10014895	Delta Apparel	13.50	-	13.50	-	-	-	-
10015316	Sunnyside Beach Store LLC	363.74	-	363.74	-	-	-	-
10015317	The Garment Source LA	(270.72)	-	-	-	-	-	(270.72)
10015319	LEAPS PX	3,504.00	3,504.00	-	-	-	-	-
10015356	Vick's Surf and Sport inc	394.62	394.62	-	-	-	-	-
10015404	Jersey Graphics - Ink Threads	5,640.30	5,640.30	-	-	-	-	-
10015641	Global Recognition Inc	27.68	-	27.68	-	-	-	-
10015773	Com mon Threads Embroidery	(1,104.57)	-	-	-	-	-	(1,104.57)
10015931	Eagle Store	281.51	-	281.51	-	-	-	-
10016133	DavCo Advertising Inc	(60.99)	-	-	(60.99)	-	-	-
10016351	FUSION BRANDS	1,655.28	1,655.28	-	-	-	-	-
10016493	Moon Tees	(595.20)	-	-	-	-	-	(595.20)

Delta Apparel Inc
AR Aging Detail
6/30/2024

Customer #	Customer Name	Total Amount	Current	1-30	31-60	61-90	91-120	Over 120
10016550	Complete Team Outfitter Inc	126.90	-	126.90	-	-	-	-
10016603	Cranky Tees LLC	(99.40)	-	-	-	-	-	(99.40)
10016790	Tees by Miller	29.67	-	29.67	-	-	-	-
10016815	TASSA INC	842.52	566.76	275.76	-	-	-	-
10017068	MountainScapers Landscaping	(24.64)	-	(24.64)	-	-	-	-
10017355	EAGLE GRAPHICS LLC	10.49	10.49	-	-	-	-	-
10017605	Stylus Apparel	560.86	-	560.86	-	-	-	-
10017628	Branson T-Shirt Company	65.81	-	65.81	-	-	-	-
10017641	SC Beach Outfitters/Palmetto Paradise	5,576.40	5,576.40	-	-	-	-	-
10017649	Ink Blot Inc	146.52	-	146.52	-	-	-	-
10017813	SIMPLEXPRESSIONS-PERSONALIZED	23.73	-	23.73	-	-	-	-
10017844	NUNZIS ADVERTISING SPECIALIT	(102.92)	-	-	-	-	-	(102.92)
10018338	Westside Merchandising LLC	645.89	883.80	-	-	-	(237.91)	-
10018421	Safari Brand Marketing	266.00	266.00	-	-	-	-	-
10018456	The Marketing Bunch	(658.61)	-	-	-	-	-	(658.61)
10019064	Michael Galati Sample Account	62.66	62.66	-	-	-	-	-
10019405	Taylor Promo Marketing dba DMR Creative Marketing	33,622.43	33,622.43	-	-	-	-	-
10019411	USA Inc dba Sports Connection	72.08	18.02	54.06	-	-	-	-
10019733	Weinbergers Classic Print	66.82	66.82	-	-	-	-	-
10020093	Rock Bottom Apparel	637.20	-	637.20	-	-	-	-
10020178	Innovative Printing Services	426.90	426.90	-	-	-	-	-
10020262	RD Promo and Sourcing	(329.20)	-	-	(329.20)	-	-	-
10020392	ROCK'S GRAPHICS	103.51	140.03	-	(36.52)	-	-	-
10020787	Proforma Resources	(4,923.25)	-	(1,125.43)	-	(3,055.50)	-	(742.32)
10020863	Promo Guyz	(272.18)	-	-	-	-	-	(272.18)
10021294	CUSTOM IMPRINT	(148.00)	-	(148.00)	-	-	-	-
10021318	Inaudible PR LLC	12.26	-	12.26	-	-	-	-
10021469	Eberhart's Custom Embroidery	53.88	53.88	-	-	-	-	-
10021538	Proforma Metro Printed Products	16.56	16.56	-	-	-	-	-
10021633	Vintage Forms LLC	11.41	270.61	-	-	-	-	(259.20)
10022033	Quality Quick Print	74.82	74.82	-	-	-	-	-
10022198	ApparelnBagscom Inc	102.11	-	102.11	-	-	-	-
10022319	Tri-State Souvenir & Novelty	14,122.08	14,122.08	-	-	-	-	-
10022525	Sonya's Jewelry Leather Inc	3,048.89	3,048.89	-	-	-	-	-
10022899	City Fashion	(163.35)	-	(157.68)	(5.67)	-	-	-
10022911	A3 Holding LLC dba Shirtmax	3,736.16	3,736.16	-	-	-	-	-
10023407	Bargain Basement T-shirts	74.43	-	74.43	-	-	-	-
10023564	America Knits LLC	1,003.03	107.96	895.07	-	-	-	-
10024080	(PFC) Amber James Apparel LLC	3,375.21	-	-	-	-	-	3,375.21
10024188	Kiwisota dba ApparelBus	2,752.82	2,752.82	-	-	-	-	-
10024226	Big Bear Tees and Gifts	148.35	-	148.35	-	-	-	-
10024311	Maples and Company	1,222.26	1,222.26	-	-	-	-	-
10024431	Creation Press	253.28	-	253.28	-	-	-	-
10024465	Uniform Pines East Inc	72,544.64	72,544.64	-	-	-	-	-
10024550	Image Imprinting, Inc	6,368.52	4,677.32	1,691.20	-	-	-	-
10024629	PROFORMA RESOLUTION PRINT	124.32	124.32	-	-	-	-	-
100253	ETM ADVERTISING SPECIALTIES	439.55	439.55	-	-	-	-	-
10025387	TDH apparel inc	(400.00)	-	(400.00)	-	-	-	-
10025404	Everything Branded USA	1,490.00	1,490.00	-	-	-	-	-
10025565	Value Promotional LLC	269.50	269.50	-	-	-	-	-
10025612	GCBP	42.16	-	42.16	-	-	-	-
10025705	Designur T's LLC	99.74	-	99.74	-	-	-	-
10025937	IncentiveAmerica Inc	(449.60)	-	-	-	-	-	(449.60)
10025950	Dance Plus	181.85	-	181.85	-	-	-	-
10026036	EK Baker School Cheer	(384.00)	-	-	-	-	-	(384.00)
10026160	KEVIN HARRY	15.34	-	15.34	-	-	-	-
10026226	Proforma WNY Print Promtion	(142.38)	-	-	(142.38)	-	-	-
10026615	Jungle Gift Shop	(121.17)	-	-	-	-	-	(121.17)
10026846	Jungle Gift Shop Harvest Caye	(1,082.88)	-	-	-	-	-	(1,082.88)
10026940	The Trinket Lady Advertising	867.47	-	867.47	-	-	-	-
10027026	Stitch Worx	77.28	-	77.28	-	-	-	-
10027133	86,400 Global Marketing LLC	1,465.82	-	1,465.82	-	-	-	-
10027241	VG Promotions Inc	796.60	796.60	-	-	-	-	-
10027580	Advantage Screen Printing & Emb LLC	44.39	44.39	-	-	-	-	-
10027725	Next Step Brand Solutions	(15,096.96)	-	-	-	-	-	(15,096.96)
10027935	My Colorado Store	(29.12)	-	-	(29.12)	-	-	-
10028222	WORLD MARTIAL ARTS & SUPPLY	447.23	447.23	-	-	-	-	-
10028305	(PFC) TNT TOP NOTCH TEES	1,331.10	-	-	-	-	-	1,331.10
10028345	Variety Wholesales Inc	206.62	-	206.62	-	-	-	-
10028385	Next Generation SP & E	66.41	-	66.41	-	-	-	-
10028756	20 Center LLC dba Mr Johns	(2,218.77)	-	-	(2,218.77)	-	-	-
10028766	Searfoss Design	705.64	-	705.64	-	-	-	-
10028771	799856 Ontario Ltd dba T's Me	(35.60)	-	-	(35.60)	-	-	-
10028827	Delta Apparel	60.35	-	60.35	-	-	-	-
10028947	Homestead Publishing Inc. dba Frontera R	512.12	-	512.12	-	-	-	-
10029056	Backdraft Custom Apparel	116.80	-	116.80	-	-	-	-
10029285	Blues Kings ltd	132.93	-	132.93	-	-	-	-
10029444	Y and T Enterprises of Rockland Inc	1,199.66	-	1,199.66	-	-	-	-
10029540	PREMIER SPORTS AND APPAREL	286.53	-	286.53	-	-	-	-
10029724	Simply Chic	18.10	-	18.10	-	-	-	-
10029743	Wild Beavers Design Co	328.90	-	328.90	-	-	-	-
10029793	Belfast LLC dba Duck Stamp Out	19.78	-	19.78	-	-	-	-
100487	NEW VINTAGE WHOLESALE	3,254.06	3,254.06	-	-	-	-	-
100716	CJL SPORTS	(259.64)	-	-	-	-	-	(259.64)
100871	Proforma Intergrated Graphics, LLC dba OnePoint	908.45	(3.38)	911.83	-	-	-	-
14749	SUCCESS BRANDS	1,205.60	1,205.60	-	-	-	-	-
1DUBEVEAM	Eighty Five Supply Inc	(260.65)	-	-	-	-	-	(260.65)
1DVJ1XEAQ	Kool Stuff Llc	(150.00)	-	(150.00)	-	-	-	-
1T8DEXEAR	End Times Armour	(108.60)	-	-	-	-	-	(108.60)
1TUZW8EAD	Something Greek	(422.05)	-	373.33	-	-	-	(795.38)

Delta Apparel Inc
AR Aging Detail
6/30/2024

Customer #	Customer Name	Total Amount	Current	1-30	31-60	61-90	91-120	Over 120
1TVULFEAS	Proforma My Corporate Expressions	(256.55)	-	-	-	(256.55)	-	-
20976	BLUFF CITY SPORTS	(419.52)	-	-	-	(419.52)	-	-
21582	IMPRINTABLES	(204.00)	-	-	-	-	(204.00)	-
21618	AD PRO TEAM SPORTS	16,668.85	16,668.85	-	-	-	-	-
22315	DILUGAF	533.52	-	533.52	-	-	-	-
23758	WORX GROUP	72.91	-	72.91	-	-	-	-
23870	INSPIRE PROMOTIONS INC	(420.00)	-	-	-	-	-	(420.00)
23908	FASHION LIQUIDATORS	(627.84)	-	-	-	-	-	(627.84)
24519	GGI WORLDWIDE INC	1,406.65	1,406.65	-	-	-	-	-
24619	COLLEGE HILL CUSTOM THREADS	1,372.10	-	1,372.10	-	-	-	-
24887	RIVER EAGLE GIFTS	2,316.44	-	2,316.44	-	-	-	-
25120	ADAMS SCREENPRINT	46.52	-	46.52	-	-	-	-
26506	Fisher Print LLC. Thrive Screen Printing	(706.33)	(790.14)	83.81	-	-	-	-
27601	YOSSI MYRTLE BEACH INC	(163.56)	-	-	-	-	-	(163.56)
27650	VICKY BLACKMAN	52.58	-	52.58	-	-	-	-
29248	FUTURESHIRTS LLC	3,363.84	3,363.84	-	-	-	-	-
41974	PUSHPA PATEL	(153.90)	-	-	-	-	-	(153.90)
42153	GARMENTS FOR LESS	3,936.94	2,542.78	1,394.16	-	-	-	-
43168	PROMOS USA	56.32	-	56.32	-	-	-	-
46523	7 SEAS INC	543.73	-	543.73	-	-	-	-
47841	TIGER BOOKSTORE	277.34	-	277.34	-	-	-	-
47935	Tal Partouch	184.40	-	184.40	-	-	-	-
500035	Amazon.com	1,072,824.31	1,078,668.72	(290.00)	484.99	(300.75)	(46.25)	(5,692.40)
500230	Disney Worldwide Shared Services Inc.	(850.89)	-	-	-	-	-	(850.89)
500291	Football Fanatics Inc.	(5,952.09)	-	-	-	-	-	(5,952.09)
50080	FBS	(188.94)	-	-	-	-	-	(188.94)
501044	J. Marcus Company	3,859.20	3,859.20	-	-	-	-	-
501131	Gabriel Brothers	409.50	-	-	-	409.50	-	-
501151	Academy Sports & Outdoors	154,432.00	117,039.87	3,136.97	12,397.21	2,849.02	3,421.23	15,587.70
501189	All Seasons Sportswear	(500.35)	-	-	-	-	-	(500.35)
501219	Marco Destin INC.	(558.00)	(558.00)	-	-	-	-	-
501229	Ambassador Products	14,907.74	14,907.74	-	-	-	-	-
501253	API	1,541.68	156.62	1,385.06	-	-	-	-
501265	Ares Sportswear	6,754.83	6,698.16	88.56	(31.89)	-	-	-
501312	Inland Team Associates	163.14	163.14	-	-	-	-	-
501358	Bat Md LLC	508.04	508.04	-	-	-	-	-
501381	Beall's Outlet Stores Inc.	112.00	-	-	-	-	-	112.00
501382	Beach Mart LLC	4,023.92	4,023.92	-	-	-	-	-
501404	Berry's Athletic Supply	503.17	503.17	-	-	-	-	-
501488	Bass Pro Shops	86.40	-	-	-	-	-	86.40
501511	Brammer's Athletic Warehouse	(234.05)	-	(234.05)	-	-	-	-
501639	Charlie's Shirts Inc.	281.97	281.97	-	-	-	-	-
501643	Cherry Lake II, Inc.	52,043.90	34,419.75	17,624.15	-	-	-	-
501693	Coast Guard Exchange/ T481	274.87	(762.32)	-	120.34	102.30	-	814.55
501854	Destination Athlete	91.75	92.75	-	(1.00)	-	-	-
501960	Elite Advertising	(248.02)	-	-	-	-	-	(248.02)
501971	Epic Sports	8,752.27	8,744.19	8.08	-	-	-	-
502131	G & G Outfitters	12.41	12.41	-	-	-	-	-
502335	Ild Gulf Coast INC	1,860.24	1,860.24	-	-	-	-	-
502383	Surf & Sport Inc. dba Islanders Coastal Outfitters	(212.18)	-	-	-	-	(212.18)	-
502580	Logo Works INC.	107.64	107.64	-	-	-	-	-
502614	Lytle Screen Printing	(467.74)	-	-	(97.24)	-	(370.50)	-
502688	Meijer Companies, LTD	1,176.48	-	-	1,176.48	-	-	-
503073	Nd Retail	(514.21)	-	-	-	-	-	(514.21)
503092	Ranger Joe's International	1,576.62	1,576.62	-	-	-	-	-
503159	Ron Jon Surf Shop	62,636.50	62,636.50	-	-	-	-	-
503183	Ross Stores Inc.	3,508.00	-	3,508.00	-	-	-	-
503278	NLC Products-Sgt Grit	1,379.05	-	302.58	801.83	274.64	-	-
503303	Funky Fish INC.	1,105.53	1,030.29	75.24	-	-	-	-
503304	Silver Waves	2,811.60	2,811.60	-	-	-	-	-
503340	Sports Time	(145.65)	-	-	-	-	-	(145.65)
503361	Sorrentino's Sports Center	153.76	153.76	-	-	-	-	-
503397	Sports Corner	50.08	-	-	50.08	-	-	-
503398	Sports USA Premiere LLC.	(610.58)	-	-	-	-	-	(610.58)
503443	Sports Inc.	18,919.52	18,628.63	11,761.31	-	-	-	(11,470.42)
503459	Stadium Systems	34.39	-	34.39	-	-	-	-
503510	Style In	2,273.04	2,273.04	-	-	-	-	-
503514	Surf Style Retail Mgmt Inc.	30,063.84	4,469.04	25,594.80	-	-	-	-
503595	Threds INC	189.58	189.58	-	-	-	-	-
503689	J. Doole Promotions dba Ultimate Athletic Sportswear	(191.54)	220.12	-	-	-	-	(411.66)
503695	Under Armour	1,358,769.40	1,354,247.27	-	641.87	13.43	906.70	2,960.13
503844	Walmart Inc.	(7,711.32)	(1,800.00)	114.60	9,676.80	(986.87)	6,271.65	(20,987.50)
503960	BMP Partners INC.	182.90	182.90	-	-	-	-	-
503961	Brandability	572.40	572.40	-	-	-	-	-
503965	Dick's Sporting Goods	192,415.83	150,884.11	20,405.92	7,754.37	8,640.67	19.35	4,711.41
503972	Corporate Imaging Concepts	12,697.75	12,697.75	-	-	-	-	-
503976	Halo Branded Solutions	1,012.96	1,023.25	(56.52)	46.23	-	-	-
503989	Ozier Products INC.	32.01	-	32.01	-	-	-	-
503995	Dennis Cates Advertising	(308.04)	-	-	-	-	-	(308.04)
503996	Bamko LLC.	11,154.03	9,504.09	1,649.94	-	-	-	-
504001	American Solutions For Business	188.59	188.59	-	-	-	-	-
504009	American Klassic Designs	196.29	-	196.29	-	-	-	-
504014	Ideal Images	412.08	412.08	-	-	-	-	-
504024	Image Builders Marketing INC.	(451.00)	370.19	1,809.23	-	(2,628.49)	(1.93)	-
504027	Boundless Network INC.	2,047.99	2,202.22	129.85	-	(102.00)	-	(182.08)
504031	PXP Solutions	53.05	53.05	-	-	-	-	-
504070	Tools Of Marketing INC.	1,229.00	1,229.00	-	-	-	-	-
504089	Junior Davis & Assoc	479.61	479.61	-	-	-	-	-
504105	Gorfam Marketing INC.	832.95	832.95	-	-	-	-	-
504136	Staples Promotional Products	58,535.01	53,581.53	6,860.83	(286.59)	-	-	(1,620.76)

Delta Apparel Inc
AR Aging Detail
6/30/2024

Customer #	Customer Name	Total Amount	Current	1-30	31-60	61-90	91-120	Over 120
504281	Maryland Screen Printers Inc	897.24	897.24	-	-	-	-	-
504650	Morale Welfare & Recreation	7,315.10	3,657.02	3,559.92	-	-	98.16	-
504654	Bolognese INC.	(89.40)	-	-	(89.40)	-	-	-
504667	Aard Screen Printing	1,324.74	1,517.76	(193.02)	-	-	-	-
504669	Big 5 Sporting Goods	95,359.83	91,673.90	94.51	253.98	2,255.68	393.39	688.37
504671	Blue Ridge Graphics	1,571.60	1,571.60	-	-	-	-	-
504682	Dennis Uniform Mfg. Co.	(0.06)	-	(0.06)	-	-	-	-
504695	Lasting Impressions	834.42	834.42	-	-	-	-	-
504735	Leapin Leotards	15.84	15.84	-	-	-	-	-
504750	Broadway Cheerleading	885.02	121.30	763.72	-	-	-	-
504779	Running Ritche's INC.	285.06	285.06	-	-	-	-	-
504801	C C Creations	3,439.18	2,694.18	745.00	-	-	-	-
504804	Mvp Sporting Goods	(1,141.86)	-	-	(1,141.86)	-	-	-
504807	Carlene T-Shirt Corner	644.04	644.04	-	-	-	-	-
504811	Eraldi's Mens Wear & Sports	64.02	64.02	-	-	-	-	-
504814	Terry's Tees	508.80	508.80	-	-	-	-	-
504823	American Outfitters	6,561.63	6,561.63	-	-	-	-	-
504828	Kuli Image INC.	432.00	432.00	-	-	-	-	-
504829	Ideal Department Store	46,920.09	45,337.53	1,582.56	-	-	-	-
504860	Markwort Sporting Goods	301.23	301.23	-	-	-	-	-
504875	Camp Spot INC.	51,664.98	51,692.37	(27.39)	-	-	-	-
504893	Universal Promotions Promotional Products LLC dba Art-Flo Screen Print and Embroidery	562.69	-	562.69	-	-	-	-
504907	H.P.Tops	251.97	251.97	-	-	-	-	-
504940	Top Notch Silkscreening	24.12	-	24.12	-	-	-	-
504952	Screen Styles	1,155.98	1,155.98	-	-	-	-	-
504957	Marathon Sportswear	14.16	-	14.16	-	-	-	-
504968	Team Spirit Shop, Inc	532.32	532.32	-	-	-	-	-
504976	Mayer/Berkshire Corp.	959.00	881.96	77.04	-	-	-	-
504985	Top Apparel dba One Stop	16,405.59	16,405.59	-	-	-	-	-
504989	River City Sportswear	(650.96)	-	-	-	-	-	(650.96)
505001	Al Ross Sport Screening	239.95	239.95	-	-	-	-	-
505013	Shreveport Gymnastics & Supply	253.39	253.39	-	-	-	-	-
505073	Sir Walter INC	30,213.22	30,213.22	-	-	-	-	-
505078	Schools Are Us INC	774.12	-	774.12	-	-	-	-
505090	Silkworm Screen	(20.04)	(20.04)	-	-	-	-	-
505100	Bsn Sports INC	382.99	3,489.28	7,941.46	-	-	-	(11,047.75)
505107	Vicki Marsha Uniforms	(533.65)	-	-	-	-	(533.65)	-
505167	Elite Sportswear LP	(341.10)	-	-	(341.10)	-	-	-
505168	Munnerlyn & Company	1,172.60	1,172.60	-	-	-	-	-
505182	General Jackson's INC.	6,555.08	6,555.08	-	-	-	-	-
505232	Sportswear Plus INC	89.14	-	89.14	-	-	-	-
505248	One-Three Sports	264.00	264.00	-	-	-	-	-
505253	Island X-Per-Tees	13,892.31	13,892.31	-	-	-	-	-
505278	Simply Uniforms	16,257.91	16,257.91	-	-	-	-	-
505279	Underground Sport Shop	98.68	98.68	-	-	-	-	-
505303	Coastal Screenprint	2,262.40	-	2,262.40	-	-	-	-
505338	Bankson Group Ltd dba Alamo Tees & Advertising	(184.25)	(20.35)	-	-	-	(163.90)	-
505354	Com petitive Edge INC	1,380.30	1,380.30	-	-	-	-	-
505371	Amerasport Usa	4,839.24	4,839.24	-	-	-	-	-
505377	Chillybears	(27.54)	(27.54)	-	-	-	-	-
505381	Turtle Creek Sptswr	45,433.13	13,838.45	31,594.68	-	-	-	-
505382	Morrison's Silkscreen	368.42	368.42	-	-	-	-	-
505387	Donnelly's	24,804.82	24,352.42	452.40	-	-	-	-
505395	Select Design	(147.53)	-	-	-	-	-	(147.53)
505408	Michael's School Uniform	42,303.80	42,303.80	-	-	-	-	-
505418	Sneaker Emporium	4.13	-	4.13	-	-	-	-
505437	All-Star Sports INC.	49.77	49.77	-	-	-	-	-
505443	Kip Craft INC	1,318.18	1,318.18	-	-	-	-	-
505451	Vanguard	1,368.44	1,368.44	-	-	-	-	-
505454	Amc School Apparel Centers INC	22,709.51	400.79	22,308.72	-	-	-	-
505455	Vernon Company	(130.57)	-	(130.57)	-	-	-	-
505484	Boscov's Dept Stores LLC	39,001.50	34,185.00	3,227.10	-	321.40	-	1,268.00
505508	Kaeser And Blair INC.	1,024.27	1,024.27	-	-	-	-	-
505509	Francis Communications	79,838.29	60,516.14	19,323.14	-	(0.99)	-	-
505529	Carter's Clothing INC.	(1,477.95)	-	-	-	-	-	(1,477.95)
505541	Wharf	363.75	363.75	-	-	-	-	-
505547	Galf's INC.	62,881.68	50,759.12	10,941.98	338.15	842.43	-	-
505558	Dunham's Sports	18,835.53	15,197.26	2,028.84	472.95	1,136.48	-	-
505568	Geiger Bros.	151.57	151.57	-	-	-	-	-
505574	Brook Textiles, Inc.	26,960.07	26,960.07	-	-	-	-	-
505577	Valley Sport & Trophy	546.28	546.28	-	-	-	-	-
505582	Cheerleading Com pany The	35,212.93	35,228.17	(15.24)	-	-	-	-
505617	Dance Time	113.58	113.58	-	-	-	-	-
505629	Great White Shark The	(252.98)	-	-	-	-	-	(252.98)
505653	Erical Group INC.	2,466.93	2,466.93	-	-	-	-	-
505664	Lobel's Uniform Outfitters	23,290.50	23,335.74	(45.24)	-	-	-	-
505694	Island Approaches	283.75	283.75	-	-	-	-	-
505705	Dolphin International	7,320.07	6,550.07	770.00	-	-	-	-
505719	Navy Exchange Service Command	24,910.45	-	550.40	453.60	9,784.64	1,357.46	12,764.35
505725	Point Of Action	95.82	95.82	-	-	-	-	-
505757	Sports Depot INC	713.94	-	-	713.94	-	-	-
505778	Pts Screen Printing	1,233.85	276.53	957.32	-	-	-	-
505800	S.M. Athletics, Inc dba Athletic Printers	36.67	36.67	-	-	-	-	-
505805	Monica Manufacturing Corp	22,496.19	22,496.19	-	-	-	-	-
505841	Planet Cotton	5,015.41	5,015.41	-	-	-	-	-
505861	DL Stone Enterprises	155.12	155.12	-	-	-	-	-
505866	R Sportswear	(2.00)	-	-	(2.00)	-	-	-
505963	Katamy Corporation	99.22	99.22	-	-	-	-	-
506013	Bwm Global	188.20	3,334.80	-	-	(3,146.60)	-	-
506015	Overture Promotions Inc.	688.00	688.00	-	-	-	-	-

Delta Apparel Inc
AR Aging Detail
6/30/2024

Customer #	Customer Name	Total Amount	Current	1-30	31-60	61-90	91-120	Over 120
506018	Kel-Lac Uniforms INC.	372.50	-	372.50	-	-	-	-
506024	Corporate Specialties	(57.58)	-	-	-	(57.58)	-	-
506032	Pearison INC	139.90	139.90	-	-	-	-	-
506039	Defense Finance Accting DFAS	3,236.47	-	2,988.75	-	-	-	247.72
506046	Smooth Sportswear LLC	25.57	25.57	-	-	-	-	-
506056	Fox Outdoor Products	583.20	583.20	-	-	-	-	-
506065	Backstage Dancewear	(213.12)	-	-	-	-	-	(213.12)
506094	Advance Designs	259.31	259.31	-	-	-	-	-
506096	Forth 'N Goal Sports INC.	142.54	142.54	-	-	-	-	-
506106	Farro's Tees	(539.65)	-	(539.65)	-	-	-	-
506124	Cca Central Cheerleading Agenc	(198.24)	-	(198.24)	-	-	-	-
506137	Arena Sports & Graphics	25.86	25.86	-	-	-	-	-
506138	Weplay Sports	524.93	282.21	242.72	-	-	-	-
506169	Customink.Com LLC	18,411.29	17,015.50	1,395.79	-	-	-	-
506186	Ipromoteu.Com INC.	11,742.85	10,431.59	1,311.26	-	-	-	-
506219	Gloria's Dreams	677.19	-	677.19	-	-	-	-
506235	Smith's School Uniforms & More	3,151.56	3,151.56	-	-	-	-	-
506238	Campus Collections Inc.	2,750.46	2,750.46	-	-	-	-	-
506243	Camp Dawson Event Center	1,264.67	1,264.67	-	-	-	-	-
506253	Screenworks USA	1,952.20	1,952.20	-	-	-	-	-
506264	Birch Military Wholesale INC.	4,710.90	4,710.90	-	-	-	-	-
506279	Elegant Embroidery INC &	147.42	147.42	-	-	-	-	-
506286	Rob-Del's	(239.94)	-	-	-	(107.88)	(132.06)	-
506291	Blake's School Uniform Co. Ll	7,100.19	7,100.19	-	-	-	-	-
506304	Bucks Bags INC.	422.75	422.75	-	-	-	-	-
506341	Camp Stuff 4 Less	21.94	21.94	-	-	-	-	-
506367	Risse & Risse Graphics	30,970.96	30,970.96	-	-	-	-	-
506374	Value Drugs Headquarters	684.00	684.00	-	-	-	-	-
506390	University Tees, Inc.	53.71	53.71	-	-	-	-	-
506458	Sgt Troy's Military Store	1,621.30	102.16	-	1,519.14	-	-	-
506462	Paramount Apparel Int'l	31,749.45	31,749.45	-	-	-	-	-
506463	Eagle Promotions	1,234.32	1,234.32	-	-	-	-	-
506517	JB Pride Uniforms	(678.24)	-	(305.76)	-	-	-	(372.48)
506561	A-1 Screenprinting dba Underground-UGP SSC	12,705.80	10,753.19	1,952.61	-	-	-	-
506666	In Unison School Apparel	(156.70)	-	-	-	-	-	(156.70)
506716	All Star Sporting Goods	536.37	536.37	-	-	-	-	-
506780	Us Logoworks LLC	358.81	299.21	59.60	-	-	-	-
506845	Top Brass	23.18	-	23.18	-	-	-	-
506888	Crown Linen Service INC.	247.43	247.43	-	-	-	-	-
506902	Proforma Surf City Promo	1,456.97	-	-	1,456.97	-	-	-
506968	Incor Design & Promotions	(399.40)	-	-	-	-	-	(399.40)
507003	O P Tactical INC	254.74	254.74	-	-	-	-	-
507039	Horizon Companies LLC	(511.74)	-	-	-	(511.74)	-	-
507074	Cat 5 Commerce	38.51	-	74.03	-	(35.52)	-	-
507120	Usamm LLC	906.67	906.67	-	-	-	-	-
507162	DTG2Go, LLC.	(68,170.28)	21,267.96	(107,549.07)	-	(50.40)	-	18,161.23
507197	The Uniform Store	10,253.85	-	10,268.17	(14.32)	-	-	-
507223	MP USA Marketing Group INC	1,907.78	1,907.78	-	-	-	-	-
507244	Central Screenprinting	3,039.00	3,039.00	-	-	-	-	-
507262	Uniforms For All Sports INC	252.68	-	252.68	-	-	-	-
507280	All Colors LLC	1,576.16	1,576.16	-	-	-	-	-
507320	Mr G's Embroidery	15,286.99	15,286.99	-	-	-	-	-
507335	Dunham's Sports PBS	12,837.69	-	1,467.10	3,350.91	2,779.43	812.93	4,427.32
507338	Military Stuff	(5.00)	-	-	-	(5.00)	-	-
507530	Brandito LLC	4.49	4.49	-	-	-	-	-
507548	Hds Marketing INC	7.07	7.07	-	-	-	-	-
507562	Team Leader INC	10.15	10.15	-	-	-	-	-
507603	Edp Investments	18,766.58	18,766.58	-	-	-	-	-
507613	Screen Play Inc.	(1,599.12)	-	-	-	-	-	(1,599.12)
507616	G Tees LLC	10.18	10.18	-	-	-	-	-
507634	Print My T's	2,533.04	2,533.04	-	-	-	-	-
507709	Elifeguard INC	255.60	255.60	-	-	-	-	-
507731	Prodigy Promos	1,393.00	1,393.00	-	-	-	-	-
507732	Anchortex Corporation	13,079.29	13,079.29	-	-	-	-	-
507745	A Stitch In Time	(256.42)	-	-	-	(256.42)	-	-
507771	Spectrum Designs Foundation	378.27	-	378.27	-	-	-	-
507807	The Cheer Shoppe	375.25	375.25	-	-	-	-	-
507885	Trader John's Outpost	(533.12)	-	-	-	(533.12)	-	-
507939	Grunt Style	(3,508.92)	-	-	-	-	-	(3,508.92)
507974	Bel Usa INC	5,757.86	4,044.66	1,713.20	-	-	-	-
507986	Eternal Fortune Fashions	3,186.07	3,186.07	-	-	-	-	-
508226	Soffe Web Store Usa	(1,318.44)	115.98	4,605.78	(37.21)	-	-	(6,002.99)
508244	Kids Place Of NJ	253.76	-	253.76	-	-	-	-
508318	Robinson Enterprises INC	823.68	823.68	-	-	-	-	-
508449	Dick's Sporting Goods At	2,180.81	2,033.11	132.59	-	15.11	-	-
508532	AAFES Headquarters	155,917.88	125,962.54	7,323.74	-	-	(119.10)	22,750.70
508533	Ab Sportswear INC.	1,296.94	1,296.94	-	-	-	-	-
508542	Marine Corps Exchange(MCX)	181,921.81	179,930.75	-	225.00	1,702.00	52.00	12.06
508544	Merry Mart	(113.10)	-	-	-	-	-	(113.10)
508642	OuterStuff LTD	514,189.19	248,130.09	269,467.05	-	(3,407.95)	-	-
508666	Bottom Line Military Sales	324.00	324.00	-	-	-	-	-
508692	American Classic Apparel	771.06	771.06	-	-	-	-	-
508759	Perrin, Inc	20,638.56	19,589.16	1,049.40	-	-	-	-
508803	Oregon Screen Impressions, Inc	20.58	20.58	-	-	-	-	-
508818	Heybo Southern Inc	(1,277.52)	-	(172.08)	-	-	-	(1,105.44)
508863	Varsity Team Apparel	916.92	916.92	-	-	-	-	-
508917	MV Sport	4,381.57	4,928.52	-	-	-	-	(546.95)
508951	Best Promotional Products & Apparel	268.20	268.20	-	-	-	-	-
508991	Freeze/Div Of Central Mills	47,743.37	47,743.37	-	-	-	-	-
508995	Graphic Prints Inc. DBA Pipeline International	9,954.08	7,182.48	3,072.56	-	-	-	(300.96)

Delta Apparel Inc
AR Aging Detail
6/30/2024

Customer #	Customer Name	Total Amount	Current	1-30	31-60	61-90	91-120	Over 120
508996	Cromer Company Inc	3,105.91	3,162.50	(56.59)	-	-	-	-
508999	Top Promotions	186.49	329.77	-	(143.28)	-	-	-
509005	Southprint Inc	17,681.20	14,012.56	3,668.64	-	-	-	-
509009	Custom Werks Inc Custom Stuffed T'S	2,024.58	2,061.48	-	-	(36.90)	-	-
509010	Kerusso Activewear Inc	90,448.32	89,131.40	1,316.92	-	-	-	-
509011	Pro Ad Sports Inc	250.01	250.01	-	-	-	-	-
509012	Heaven's Presents	(1,915.24)	-	-	-	-	-	(1,915.24)
509014	Bensussen Deutsch Associates	25,706.44	19,030.49	6,675.95	-	-	-	-
509015	Surfs Up Inc Dba Ocean Motion	3,272.13	3,827.97	-	(555.84)	-	-	-
509021	Mad Engine Global, LLC.	318,552.67	318,362.04	190.63	-	-	-	-
509034	I.M.S. dba: Group II Comm unications	(312.00)	-	-	-	-	-	(312.00)
509039	Massive Prints	27,514.32	7,439.54	1,425.29	18,649.49	-	-	-
509040	Justus Of Santa Fe Inc	982.60	982.60	-	-	-	-	-
509042	Eli Sportswear	(434.16)	-	(434.16)	-	-	-	-
509043	Jerry Leigh Of California	10,435.37	10,435.37	-	-	-	-	-
509047	Shin Sung Souvenir Company	4,393.60	2,582.64	1,810.96	-	-	-	-
509053	Ripple Junction	7,387.02	4,131.48	3,255.54	-	-	-	-
509059	Cedar Sports Inc	630.48	630.48	-	-	-	-	-
509060	Adventures In Advertising-AIA	2,960.80	1,805.03	1,155.77	-	-	-	-
509061	Lida Wholesale	16,056.94	16,056.94	-	-	-	-	-
509062	Studs Plus Dba Colortim e Crafts	2,433.60	2,433.60	-	-	-	-	-
509064	Avon Custom Embroidery Dba All Around Embroidery	272.16	272.16	-	-	-	-	-
509071	Olaes Enterprises Inc Dba Odm	601,030.35	598,408.47	2,621.88	-	-	-	-
509076	Hybrid Prom otions Llc	803,008.12	796,337.48	518.97	775.44	-	122.84	5,253.39
509078	Trevco Inc	115,435.41	114,884.61	550.80	-	-	-	-
509082	Joe Blow T'S	262.68	262.68	-	-	-	-	-
509083	Gone Tropo Design Group Llc	204,157.69	204,157.69	-	-	-	-	-
509085	Alan Freedman Enterprises	4,542.64	4,542.64	-	-	-	-	-
509088	Eagles Beachwear & Swim wear	11,143.75	11,143.75	-	-	-	-	-
509098	Soft As A Grape	432.72	432.72	-	-	-	-	-
509099	Liquid Blue, Inc.	203,921.04	203,921.04	-	-	-	-	-
509104	RMR Distributors	2,674.22	2,680.52	17.58	(23.88)	-	-	-
509112	Rachel Screen Printing	253.77	-	253.77	-	-	-	-
509113	Massive Wear Inc	10,366.25	10,366.25	-	-	-	-	-
509118	Jedco Brands	18,884.79	18,884.79	-	-	-	-	-
509120	Dk Embroidery Inc	918.60	-	918.60	-	-	-	-
509121	Union Inc Dba Tart Fashion	17,071.20	17,071.20	-	-	-	-	-
509127	Crossroads Designs Llc	1,082.17	1,082.17	-	-	-	-	-
509129	Coed Sportswear Inc	321.64	-	321.64	-	-	-	-
509138	Silk Screen Shirts Inc	(5,771.24)	(20.24)	-	(5,751.00)	-	-	-
509146	Big Fish Sportswear Inc	5,959.55	-	3,376.19	2,583.36	-	-	-
509154	Image Designers Inc	574.56	-	574.56	-	-	-	-
509166	Promo Shop	(244.95)	-	(244.95)	-	-	-	-
509172	Cotton Gallery Ltd	20,937.70	20,937.70	-	-	-	-	-
509175	Runners Shop Sports	358.65	374.40	-	(15.75)	-	-	-
509176	Cotton Images. Com Inc	360.39	360.39	-	-	-	-	-
509181	Underground Creations Inc Dba Options Limited	1,003.76	-	1,003.76	-	-	-	-
509182	Sherry Manufacturing	13,140.04	13,140.04	-	-	-	-	-
509197	Delta Apparel-Duluth Customer Service	64.24	64.24	-	-	-	-	-
509198	Esy	8,389.92	8,389.92	-	-	-	-	-
509200	Julius Young Hosiery Inc	51,098.69	28,827.00	-	22,271.69	-	-	-
509202	Fabri Tech Inc	569.47	569.47	-	-	-	-	-
509205	South Athletics Inc	13,840.74	9,622.74	4,218.00	-	-	-	-
509206	Trau & Loevner Inc	3,560.68	3,560.68	-	-	-	-	-
509210	Promotional Designs Inc	71.60	71.60	-	-	-	-	-
509212	VF Outdoor C/O VF Services	(43,402.54)	-	-	-	-	-	(43,402.54)
509222	E Carroll Parish Sheriff- Riverbend Detention Center	(92.08)	-	-	-	-	-	(92.08)
509233	N & T Joe'S Wholesale	17,641.13	3,950.33	13,690.80	-	-	-	-
509259	T-Shirt King	3,331.05	3,152.49	178.56	-	-	-	-
509265	Light Brothers	2,316.60	2,316.60	-	-	-	-	-
509275	Latitude 44 Ltd	5,929.62	5,113.17	816.45	-	-	-	-
509277	Ocean Club Sportwear	1,527.60	825.84	701.76	-	-	-	-
509281	Prairie Mountain	112,529.70	112,529.70	-	-	-	-	-
509284	Red Letter 9 dba Goteez	1,385.26	1,385.26	-	-	-	-	-
509287	Matchup Prom otions Llc	413.00	413.00	-	-	-	-	-
509293	Atlas Embroidery	9,273.87	9,239.37	-	34.50	-	-	-
509308	Crazy Shirts Hawaii '64	951,110.17	890,878.93	60,231.24	-	-	-	-
509312	T-Shirt Supply	3,490.45	3,619.33	-	(128.88)	-	-	-
509315	Tee Shirt Central Inc	(327.39)	4,196.04	-	-	-	-	(4,523.43)
509321	Target Marketing	(576.00)	-	-	-	-	-	(576.00)
509324	Popularity Products	49,054.81	45,089.65	3,965.16	-	-	-	-
509333	Mpc Promotions Llc	(1,584.23)	-	-	-	-	(1,090.45)	(493.78)
509335	Born Aviation Products	1,951.23	1,951.23	-	-	-	-	-
509336	Bio World Merchandise	104,552.40	20,533.23	84,038.37	(19.20)	-	-	-
509338	KMS, LLC.	(14,316.20)	-	-	-	-	-	(14,316.20)
509339	Kevin's Wholesale	(1,941.80)	199.00	-	(2,140.80)	-	-	-
509353	Shirt And Gift City	882.84	882.84	-	-	-	-	-
509358	Cherokee Sales Com pany	916.86	916.86	-	-	-	-	-
509361	C-Life Group, LTD.	6,745.79	2,629.36	4,116.43	-	-	-	-
509363	Mrs. Mitchells Gifts W. Yarmouth	6,778.80	6,221.16	557.64	-	-	-	-
509367	Kenmar Shirts, Inc	(74.12)	(74.12)	-	-	-	-	-
509373	Gorilla Marketing	66.12	66.12	-	-	-	-	-
509374	Signature Marketing	177.95	177.95	-	-	-	-	-
509380	Jam ie Lesher	272.53	272.53	-	-	-	-	-
509382	Zebra Marketing	786.69	786.69	-	-	-	-	-
509390	Jwm Wholesale Inc	26,653.90	1,711.40	24,942.50	-	-	-	-
509394	Bay Waves Inc Dba Savannah Clothing Company	18,249.03	10,576.20	7,672.83	-	-	-	-
509396	Sigler Com panies Dba Signify Promotions	(1.69)	(1.69)	-	-	-	-	-
509399	Bob Barker Com pany Inc	30,842.72	28,979.72	1,863.00	-	-	-	-
509400	B & E Brooks Inc. dba Branding Merchandising	1,378.41	-	1,378.41	-	-	-	-

Delta Apparel Inc
AR Aging Detail
6/30/2024

Customer #	Customer Name	Total Amount	Current	1-30	31-60	61-90	91-120	Over 120
509404	Icer Brands, LLC	142,655.77	135,072.82	7,582.95	-	-	-	-
509405	Viatran Inc	379.07	379.07	-	-	-	-	-
509409	Purple Haze	(618.89)	-	-	-	-	(618.89)	-
509419	Ashbury Images	(2,974.22)	-	-	-	-	-	(2,974.22)
509438	Msa Apparel	21.61	21.61	-	-	-	-	-
509441	Inx Prints Inc	312,831.99	176,127.71	-	136,704.28	-	-	-
509450	Brandrpm	374.59	385.39	(10.80)	-	-	-	-
509455	Helen's Best	5,311.38	5,311.38	-	-	-	-	-
509482	Graphic Imprints	287.54	294.50	-	(6.96)	-	-	-
509488	Urban Tees Inc Dba Soho Graphic	2,588.45	1,297.89	2,590.56	(1,300.00)	-	-	-
509508	City Of Rock & Roll	8,796.36	8,391.96	404.40	-	-	-	-
509512	Pacific Creation Hawaii Inc	12,459.74	12,459.74	-	-	-	-	-
509528	Club Colors Buyer, LLC	(462.00)	-	-	-	-	-	(462.00)
509531	Intradeco Apparel Inc	53,249.82	-	53,249.82	-	-	-	-
509539	Lilly Girl Dba Girlie Girl Original	(163.44)	-	-	-	-	-	(163.44)
509558	Design Ink	44,760.63	44,842.23	-	(81.60)	-	-	-
509560	Deluxe Corp./Safeguard	97.17	97.17	-	-	-	-	-
509566	Mountain States Specialts Inc	(1.99)	-	(1.99)	-	-	-	-
509569	Supply Room Inc. dba Depot USA	(10.18)	-	(10.18)	-	-	-	-
509573	Concept 3	5,942.32	819.84	5,122.48	-	-	-	-
509575	Friendly Corner Inc	252.27	252.27	-	-	-	-	-
509579	Newlife Industries	7,603.83	5,648.08	1,955.75	-	-	-	-
509590	Wholesale Tshirts Depot	760.32	760.32	-	-	-	-	-
509591	Paradies Gifts	14,019.21	10,565.33	3,453.88	-	-	-	-
509601	Promotion Plus	(214.08)	-	-	-	-	-	(214.08)
509612	Blue Coast Dba Palms Surf Resort Wear	6,359.03	6,359.03	-	-	-	-	-
509617	Daccache	1,367.37	-	1,367.37	-	-	-	-
509623	Deep Splash Inc	12,491.29	12,491.29	-	-	-	-	-
509626	M & Y Inc Dba Treasure Island	1,020.71	1,020.98	(0.27)	-	-	-	-
509629	EMI - TTG	22,487.59	22,990.87	-	-	-	-	(503.28)
509635	Great Mountain West Supply	1,544.59	1,544.59	-	-	-	-	-
509643	Isaac Morris LTD.	336.45	-	336.45	-	-	-	-
509644	Rehoboth Sunsation	1,451.52	952.56	498.96	-	-	-	-
509649	City Souvenir & Gift	781.32	781.32	-	-	-	-	-
509650	(PFC) Weezabi	6,142.12	-	-	-	-	-	6,142.12
509660	Brand Makers Llc	2,287.00	2,287.00	-	-	-	-	-
509680	Active Apparel Inc	3,934.09	3,934.09	-	-	-	-	-
509692	Salt Life / Kudzu	(45,183.21)	9,195.07	1,507.53	-	(4.57)	(68.40)	(55,812.84)
509694	Sgi Apparel	2,319.84	2,319.84	-	-	-	-	-
509701	Artisans Inc	7,043.84	6,868.03	175.81	-	-	-	-
509712	Shirt Factory (Up North)	2,271.33	2,271.33	-	-	-	-	-
509717	South Beach Club	5,330.70	5,330.70	-	-	-	-	-
509722	Liquid Graphics	(997.20)	-	-	(997.20)	-	-	-
509725	Allied Tshirts	314.52	359.88	(45.36)	-	-	-	-
509728	Proforma Graphics Printsource	1,826.87	978.81	848.06	-	-	-	-
509732	4Imprint Inc	39,338.77	39,241.49	97.28	-	-	-	-
509733	PEP Printing dba Premier Press	15.20	15.20	-	-	-	-	-
509741	Sbj 18 Ltd Dba Bayside Logo Shop	771.56	779.77	(8.21)	-	-	-	-
509752	Omnisource Marketing	964.00	-	964.00	-	-	-	-
509778	May 8 Llc	(338.72)	-	(188.60)	-	-	-	(150.12)
509780	Stephen Joseph Inc	40,252.82	40,252.82	-	-	-	-	-
509786	Pivotal Partners, LLP	46,040.17	46,040.17	-	-	-	-	-
509788	VF Northface	460,316.13	449,692.64	11,520.28	189.12	-	33.51	(1,119.42)
509800	PARADISE IN HOLLYWOOD INC	2,921.10	2,532.47	833.78	(115.50)	-	-	(329.65)
509807	Beachwear & Gifts /Dba: Islander	1,856.54	1,856.54	-	-	-	-	-
509809	Blankstyle.Com	4,331.58	3,248.65	1,082.93	-	-	-	-
509812	Torkia Apparel & Pet C/O Torkian Group	300.96	300.96	-	-	-	-	-
509815	Tip Top Tees	(524.89)	-	-	-	-	-	(524.89)
509816	Bravo Screenprinting	(159.32)	-	-	-	-	-	(159.32)
509831	Instyle Fashion Inc	1,295.16	1,295.16	-	-	-	-	-
509842	Great Armadillo Printing Co LLC	7,912.30	9,516.95	504.57	(2,109.22)	-	-	-
509846	Sportex Apparel Of Arizona Inc.	31.18	31.18	-	-	-	-	-
509848	Dennis Foland Inc	(182.88)	-	-	-	-	-	(182.88)
509849	Unique Design NYC LLC	(12,955.20)	(12,555.20)	(400.00)	-	-	-	-
509852	Northwest Souvenirs	1,395.96	1,395.96	-	-	-	-	-
509866	Bimm Ridder Sportswear	2,668.61	2,668.61	-	-	-	-	-
509876	Sharkys	264.39	264.39	-	-	-	-	-
509879	Coastal Gifts And Sportswear Inc	5,409.66	5,409.66	-	-	-	-	-
509891	Marking Systems Inc Tshirt Tycoon	9,470.79	1,610.64	7,860.15	-	-	-	-
509894	Manhattan Hosiery	2,376.06	343.01	2,033.05	-	-	-	-
509901	Bowe Industries Inc	25,910.76	25,910.76	-	-	-	-	-
509905	S.B.Sportswear Inc	12,386.88	-	12,386.88	-	-	-	-
509924	Brandmark	785.31	785.31	-	-	-	-	-
509942	Simply Southern/Dazzle Up	168,932.58	168,932.58	-	-	-	-	-
509972	Boulder Canyon Apparel Llc	708.04	708.04	-	-	-	-	-
509977	Shirt World	3,731.35	3,782.95	(51.60)	-	-	-	-
509986	Artforms Inc	613.08	613.08	-	-	-	-	-
510048	Great Lakes Embroidery	34.17	34.17	-	-	-	-	-
510071	Adi Imports	11,691.69	11,192.73	498.96	-	-	-	-
510075	Logos and Promotions	2,661.52	2,661.52	-	-	-	-	-
510088	Elite Promotions Inc	66.06	66.06	-	-	-	-	-
510092	Harlequin Nature Graphics Ltd	(150.48)	-	(150.48)	-	-	-	-
510105	MJR Manufacturing LLC.-West Coast Clothing	1,580.88	685.92	894.96	-	-	-	-
510125	Proforma Stevenson & Associates	368.20	368.20	-	-	-	-	-
510131	Stussy Inc.	322,127.66	(25,073.37)	347,201.03	-	-	-	-
510134	Creative House Branding	(557.98)	-	-	-	-	-	(557.98)
510136	I'm Just Kidding, LLC	511.77	511.77	-	-	-	-	-
510141	Wali Usa Inc	(5,431.40)	-	-	-	-	-	(5,431.40)
510147	Drivemg	(407.83)	-	-	-	-	-	(407.83)
510153	Minnesota T'S Inc	(125.02)	-	-	-	-	-	(125.02)

Delta Apparel Inc
AR Aging Detail
6/30/2024

Customer #	Customer Name	Total Amount	Current	1-30	31-60	61-90	91-120	Over 120
510164	New Paradigm Promotional Marketing	(25.29)	-	-	(25.29)	-	-	-
510174	Epik Inc. dba A Dezign	254.00	254.00	-	-	-	-	-
510207	Mojo Art & Image Llc	135.11	135.11	-	-	-	-	-
510217	Southeast Impressions LLC.	516.00	516.00	-	-	-	-	-
510223	Clayton Kendall Inc	(1,489.74)	-	-	-	-	-	(1,489.74)
510256	Tiendas Tropicales Sa De Cv	(319.31)	-	-	-	-	-	(319.31)
510357	Paradise Found Of Panama City Beach	45,605.52	45,605.52	-	-	-	-	-
510371	W & B Enterprises	2,983.28	2,422.40	560.88	-	-	-	-
510446	Tiger Town Graphics	345.08	515.44	-	(170.36)	-	-	-
510449	ELEGAN CUSTOMWEAR	270.05	270.05	-	-	-	-	-
510463	SHM Jarrett Bay, LLC	(270.72)	-	-	-	-	-	(270.72)
510586	Case Dunlap Enterprise dba Tic Toc	51.53	51.53	-	-	-	-	-
510615	Rocky Mountain Shirt Co	(75.24)	-	-	-	(75.24)	-	-
510643	Mitsui Bussan Inter-Fashion Ltd	(45,799.15)	-	-	-	-	-	(45,799.15)
510653	Thread Pit	(250.54)	-	-	-	-	-	(250.54)
510658	Ani Creations DBA Wacky Ts	7,930.35	7,629.39	300.96	-	-	-	-
510691	Collegiate Promotions	1,317.83	1,317.83	-	-	-	-	-
510711	Maryland Brand Management	2,721.60	2,721.60	-	-	-	-	-
510757	Trivia Marketing	550.88	550.88	-	-	-	-	-
510789	John Michael Associates, Inc.	2,485.86	3,321.88	783.98	(1,620.00)	-	-	-
510800	Boosterthon dba 3 Buckthreads	(241.98)	-	-	-	-	-	(241.98)
510804	B E T H Partners LLC-Alpha OneSource	89.40	89.40	-	-	-	-	-
510825	Bombs Away Inc.	581.10	581.10	-	-	-	-	-
510858	Sunsations of Panama City	401.28	401.28	-	-	-	-	-
510882	PRO Marketing LLC dba PRO Logo Depot	49.66	49.66	-	-	-	-	-
510925	4MZ, Inc dba Advanced Graphix	390.51	-	390.51	-	-	-	-
510980	Boystown/Girlstown	3,869.64	3,869.64	-	-	-	-	-
510986	Rein Designs	250.56	-	250.56	-	-	-	-
511010	Faella Design	488.76	-	488.76	-	-	-	-
511030	E.A Graphics	207.12	207.12	-	-	-	-	-
511044	Promo Direct	1,389.00	1,389.00	-	-	-	-	-
511099	Metro School Uniform	50,569.50	50,569.50	-	-	-	-	-
511115	Apparel Mfg., Inc	(923.12)	-	-	-	-	-	(923.12)
511243	St Clair Apparel Inc	1,809.41	1,809.41	-	-	-	-	-
511252	Grandstand Sportswear	398.53	398.53	-	-	-	-	-
511267	AEBS Promotions Inc. dba REM Products	537.99	-	537.99	-	-	-	-
511289	JH Specialty	(94.98)	-	(94.98)	-	-	-	-
511290	Eskimo Joe's Promotional Products	3,152.41	3,152.41	-	-	-	-	-
511348	Signature Concepts Inc.	563.30	563.30	-	-	-	-	-
511369	Hot Action Sportswear	292.30	292.30	-	-	-	-	-
511371	Gooder Labs LLC	126.53	126.53	-	-	-	-	-
511441	Sew Forth, Inc.	340.20	340.20	-	-	-	-	-
511451	R & H Retail Inc (SGI Trading Co.)	17,803.45	9,217.07	8,586.38	-	-	-	-
511470	Runners Forum	309.74	-	232.11	77.63	-	-	-
511553	Apex Advertising	2,864.70	2,864.70	-	-	-	-	-
511573	Deka Enterprises, Inc	14,675.36	14,675.36	-	-	-	-	-
511580	Chips Inc	(426.00)	-	-	-	-	-	(426.00)
511632	Canary, LLC	32.12	-	32.12	-	-	-	-
511718	Athletic Trading Co.	44.90	44.90	-	-	-	-	-
511729	Worldwide Sportswear	185.73	185.73	-	-	-	-	-
511732	Triple Z Enterprises DBA Pacific Art	2,138.40	2,138.40	-	-	-	-	-
511742	3Forty Group, Inc	47,229.62	47,229.62	-	-	-	-	-
511775	Academy Apparel	(224.00)	-	-	-	-	-	(224.00)
511831	Screen Print Department	(278.60)	672.97	-	-	-	-	(951.57)
511863	Soaring Logos	(596.00)	-	-	-	-	-	(596.00)
511880	Premium King	(20,051.28)	1,497.60	5,535.36	-	(27,084.24)	-	-
512049	Feld Entertainment	(11,908.54)	3,234.70	(1,322.40)	-	(5,031.70)	(6,940.92)	(1,848.22)
512064	Alvarez Bros Co, Inc dba Army Navy Store	28.08	-	-	28.08	-	-	-
512068	Advanced Impressions	121.93	121.93	-	-	-	-	-
512101	Acres, Inc dba N Zone Sportswear	(204.50)	-	-	-	-	-	(204.50)
512173	Creative Specialties Inc	(276.72)	384.96	24.78	-	-	-	(686.46)
512226	Heath Sports and Apparel	466.56	-	466.56	-	-	-	-
512307	Southpoint Sportswear	96,944.43	64,767.88	32,176.55	-	-	-	-
512346	Bee Holding 5 B's	4,838.43	4,838.43	-	-	-	-	-
512436	Southwest Grafiix and Apparel	(407.33)	-	-	-	-	-	(407.33)
512446	Personalized Classics	17,589.01	17,589.01	-	-	-	-	-
512463	Suntee Bahamas Sportswear-Perfectly Promoted	1,406.91	339.93	1,066.98	-	-	-	-
512503	MJ Corporate Sales	255.39	-	255.39	-	-	-	-
512552	Adcentives West	(1,774.48)	-	-	-	-	-	(1,774.48)
512589	Edge Embroidery	(1,405.29)	-	65.04	(1,470.33)	-	-	-
512626	KMA Trading	3,216.84	1,457.76	1,759.08	-	-	-	-
512746	Shirt Factory llc	8,585.29	8,924.84	-	-	-	-	(339.55)
512895	Smart Source of Georgia	832.59	951.59	(119.00)	-	-	-	-
512969	Atlas Apparel	932.28	139.36	792.92	-	-	-	-
513049	Touchstone Merchandise Group	5,497.08	2,802.95	2,694.13	-	-	-	-
513056	Sullivan Group	44.41	-	44.41	-	-	-	-
513162	Southern Advertising	(690.94)	169.50	(351.20)	-	-	-	(509.24)
513203	Step Ins Outlet	468.38	528.48	(60.10)	-	-	-	-
513226	Flying Eagle	1,867.78	1,867.78	-	-	-	-	-
513282	Industries for the blind- Milwaukee	407.60	407.60	-	-	-	-	-
513311	Stoked on Printing	194.58	-	194.58	-	-	-	-
513332	Adwear Specialties	(268.50)	-	-	-	-	-	(268.50)
513336	Diamond Graphics & Apparel	(26.31)	-	(26.31)	-	-	-	-
513354	Sportland Inc	6,787.50	6,787.50	-	-	-	-	-
513618	McKinney Inc. dba Bradley's Military	1,009.76	1,009.76	-	-	-	-	-
513668	Show Your Logo, Inc	372.50	372.50	-	-	-	-	-
513675	Low Country Resort Wear-Better Image Group, LLC.	(2,026.44)	-	(355.32)	(1,671.12)	-	-	-
513717	TDI LLC dba MSP Design Group	4,611.27	4,140.68	470.59	-	-	-	-
513722	Florida Funwear Inc	1,186.98	694.15	492.83	-	-	-	-
513724	JMJD Ventures, LLC DBA Junk Food	(152.86)	-	-	-	-	-	(152.86)

Delta Apparel Inc
AR Aging Detail
6/30/2024

Customer #	Customer Name	Total Amount	Current	1-30	31-60	61-90	91-120	Over 120
513735	Clothes Quarters Inc	4.51	-	4.51	-	-	-	-
513748	Caribbean Branded Apparel	99,326.06	99,326.06	-	-	-	-	-
513774	T-Shirt Depot	(241.18)	-	-	-	-	-	(241.18)
513784	Budget Beachwear, Inc	9,001.26	8,897.58	113.62	(9.94)	-	-	-
513811	LifeWay Christian Resources	332.55	332.55	-	-	-	-	-
513833	Entertainment Outfitters LLC	6,520.40	6,520.40	-	-	-	-	-
513844	YBA Shirts	5,130.47	5,130.47	-	-	-	-	-
513861	SIE, LLC dba 7-Six	8,956.77	8,956.77	-	-	-	-	-
513935	Find Import Corporation	1,865.86	1,865.86	-	-	-	-	-
513964	Cross Rhodes Promotions	117.55	-	117.55	-	-	-	-
514076	Fanatics License Sports Group, LLC	(13,947.14)	-	-	-	-	-	(13,947.14)
514109	Mattoon Rural King Supply, Inc.	(2,806.81)	-	-	-	-	-	(2,806.81)
514136	Flat Out Graphics	2,298.27	2,298.27	-	-	-	-	-
514199	Mil-Bar Plastics, Inc.	268.17	268.17	-	-	-	-	-
514202	Millcreek Ltd	3,703.70	-	3,703.70	-	-	-	-
514231	Cheryl's Uniform Boutique, Inc.	(107.50)	-	-	(107.50)	-	-	-
514233	Unbeatablesale.com	34.97	69.37	(34.40)	-	-	-	-
514234	Waldorf Co.	(161.60)	-	-	-	-	-	(161.60)
514247	Tri Five, LLC dba The College House	5,757.28	5,757.28	-	-	-	-	-
514252	(PFC)City Merchandise Inc.	9,510.81	-	-	-	-	-	9,510.81
514253	Danmatt LLC dba Ocean East Sportswear	281.74	281.74	-	-	-	-	-
514357	MCS Marketing LLC	153.28	49.74	103.54	-	-	-	-
514395	Firefighters Print & Design	93.20	-	93.20	-	-	-	-
514404	Stereo Video Unlimited	311.01	311.01	-	-	-	-	-
514464	Hafsa Trading, Inc.	5,090.74	5,090.74	-	-	-	-	-
514493	LR Signs LLC	282.49	282.49	-	-	-	-	-
514576	Hahn's World of Surplus	664.04	664.04	-	-	-	-	-
514601	Dasein Inc	1,379.39	1,379.39	-	-	-	-	-
514652	A&L Traders Inc.	(16,121.25)	-	(16,121.25)	-	-	-	-
514671	Atlantic Embroidery Inc.	280.08	280.08	-	-	-	-	-
514677	English Apparel & Promotional Materials	(48.02)	123.98	-	-	(172.00)	-	-
514697	William Carter Company-Carter's	240.32	-	-	-	-	-	240.32
514753	1st Impressions Marketing	881.91	881.91	-	-	-	-	-
514787	Ocean 12 LLC	3,318.84	3,318.84	-	-	-	-	-
514812	ASCO Products Inc. dba Maryland Monogram	(181.08)	-	-	-	-	-	(181.08)
514829	Crazy Industries	1,414.43	1,414.43	-	-	-	-	-
514892	Wells Promotional dba Wells Printing Company Inc.	249.63	249.63	-	-	-	-	-
514893	Creative Retail	3,992.06	3,992.06	-	-	-	-	-
514905	FX Guys	(150.36)	-	-	-	-	-	(150.36)
514906	Cali Lab	630.63	630.63	-	-	-	-	-
514929	Keezer Sportswear dba Landmark Graphics	680.34	680.34	-	-	-	-	-
514934	JC Sales	930.00	930.00	-	-	-	-	-
515052	Rizno Inc. dba Pulseuniform	5,236.56	3,943.78	1,292.78	-	-	-	-
515072	Springboard Promotions LLC	(53.59)	(53.59)	-	-	-	-	-
515074	Top Drawer Custom	136.59	136.59	-	-	-	-	-
515097	Vision Quest Eye Care Center	(287.09)	-	-	-	-	-	(287.09)
515098	Field Craft Inc.	272.96	272.96	-	-	-	-	-
515230	New Dawn Design	1,232.81	1,232.81	-	-	-	-	-
515257	B&B Solutions	304.80	304.80	-	-	-	-	-
515274	USTradeEnt LLC	19,517.39	17,086.03	2,431.36	-	-	-	-
515305	Strategic Imagewear Solutions LLC	10,244.40	10,467.60	(223.20)	-	-	-	-
515328	Cejco Inc. dba University Silkscreen	120.55	120.55	-	-	-	-	-
515346	Positive Graphics Inc.	367.00	367.00	-	-	-	-	-
515367	Cimpress Schweiz GmbH	(1,389.85)	-	(1,389.85)	-	-	-	-
515386	Sinnett Facility Services	207.05	207.05	-	-	-	-	-
515463	Gear Designs	(179.25)	-	-	-	-	-	(179.25)
515480	Temecula T Shirt Printers -HFS	524.40	-	524.40	-	-	-	-
515503	Garb Alternative Sportswear Inc.	11,837.46	11,837.46	-	-	-	-	-
515521	Off-Road Vixens Clothing Co.	699.96	699.96	-	-	-	-	-
515560	IC Security Printers Inc.	308.64	308.64	-	-	-	-	-
515631	Mid-States Distributing LLC	132,828.57	137,132.48	2,283.10	1,069.20	-	-	(7,656.21)
515635	Classic Designs LLC	1,077.41	1,077.41	-	-	-	-	-
515796	Consortium Print Group	329.76	329.76	-	-	-	-	-
515800	Duluth Screen Printing Company LLC	1,683.78	1,683.78	-	-	-	-	-
515878	Bargain-World	(264.96)	-	(264.96)	-	-	-	-
515904	Corporate Identi-T's Inc. dba UTS Promos	(185.32)	-	-	(185.32)	-	-	-
515954	Victory Sports Group	(3.33)	-	(3.33)	-	-	-	-
515993	Trippanera Consulting	5,248.87	5,248.87	-	-	-	-	-
516213	Envision Xpress	71.45	71.45	-	-	-	-	-
516220	Hybrid Promotions - Air Waves LLC	88,279.18	88,279.18	-	-	-	-	-
516236	Signature Teamwear	68.66	-	-	68.66	-	-	-
516413	Gravix Studiolab LLC	1,582.87	-	1,582.87	-	-	-	-
516438	AUW Holding LLC	104,214.09	104,553.93	(83.16)	-	-	-	(256.68)
516492	Factory 1 LLC	117,565.60	-	(27.20)	114,989.48	2,603.32	-	-
516529	Gil Sales Co. LLC	1,080.24	1,080.24	-	-	-	-	-
516537	Peligro Sports Production Inc.	(310.08)	-	-	-	(310.08)	-	-
516577	School Spot LLC	1,287.00	1,287.00	-	-	-	-	-
516623	Pinnacle Products Inc.	131.50	131.50	-	-	-	-	-
516697	Techstyles Sportswear	(392.83)	(394.72)	1.89	-	-	-	-
516709	VF-Vans a Division of VF Outdoor, LLC	1,323,045.99	1,073,279.91	247,373.90	-	61.00	-	2,331.18
516747	Midwest Advertising Specialties Inc.	16.99	16.99	-	-	-	-	-
516796	Prime Retail Mgmt Group dba Beach Bums	7,299.96	7,299.96	-	-	-	-	-
516829	Country Life Outfitters Inc.	14,804.03	14,804.03	-	-	-	-	-
516849	J&A Marketing	2,610.40	992.80	1,260.00	357.60	-	-	-
516876	OASIS PRINTING INC	(588.26)	-	-	-	-	-	(588.26)
516911	Apex Athletics	(75.50)	-	(75.50)	-	-	-	-
516959	Shaf International	2,164.56	-	2,164.56	-	-	-	-
517008	Promos Ink	44.57	-	44.57	-	-	-	-
517032	Sorinex Exercise Equipment	425.59	-	425.59	-	-	-	-
517064	Compound Sportswear	(559.38)	-	-	-	-	-	(559.38)

Delta Apparel Inc
AR Aging Detail
6/30/2024

Customer #	Customer Name	Total Amount	Current	1-30	31-60	61-90	91-120	Over 120
517103	Aim Capital Solutions	932.23	932.23	-	-	-	-	-
517111	Applestitch	558.36	-	558.36	-	-	-	-
517228	Grandpops Army and Navy LLC.	497.67	-	497.67	-	-	-	-
517243	IW Panama Trading S. De R. L.	9,497.64	-	9,497.64	-	-	-	-
517299	Imprint Theory GA	(9,712.80)	-	-	-	-	-	(9,712.80)
517401	Ramiro Galvan Acosta dba La Paloma Surf	(182.13)	-	-	-	-	-	(182.13)
53972	ANIMATION SHOPS	559.35	-	559.35	-	-	-	-
54786	BIG CREEK MEDIA	67.76	-	67.76	-	-	-	-
55236	TACK DESIGNS LLC	(1,053.75)	-	-	(1,053.75)	-	-	-
56666	NPN360 Inc.	(108.63)	-	-	-	-	-	(108.63)
56763	TRAILHEAD DESIGNS	257.41	-	257.41	-	-	-	-
58953	JUDAIC MOSAIC	2,158.09	-	2,158.09	-	-	-	-
60143	TEE GEAR	36.38	-	36.38	-	-	-	-
60354	WESTERN SALES GROUP	(622.08)	-	-	-	-	-	(622.08)
60391	JRYAN ASSOCIATES	1,142.81	1,142.81	-	-	-	-	-
60558	BLACK MOUNTAIN	596.10	-	596.10	-	-	-	-
60692	UKWID LLC	15,238.08	15,238.08	-	-	-	-	-
60787	METRO PROMOTIONAL	(134.00)	-	-	-	-	-	(134.00)
61198	SAINT JOE	487.50	-	487.50	-	-	-	-
63186	SOMETHING INKED	2,022.70	810.64	1,212.06	-	-	-	-
63333	SPORTS CENTRAL	(10.00)	-	-	(10.00)	-	-	-
63639	OUT OF HAND GRAPHICS INC	531.72	-	531.72	-	-	-	-
63803	SHARPLOTS INC	(317.10)	-	-	-	-	-	(317.10)
63837	EXO SPORTS	284.00	-	284.00	-	-	-	-
64078	PIGEON FORGE BEST	(16.12)	-	82.08	-	(98.20)	-	-
65176	MRL PROMOTIONS	7.98	(231.42)	239.40	-	-	-	-
65267	DIGITAL XPRESSION	4.64	-	4.64	-	-	-	-
65418	GLOBE TRADE GROUP	139.08	-	139.08	-	-	-	-
65557	EVERYTHING 998 OR LESS	1,544.40	-	1,544.40	-	-	-	-
65598	AJ SCREENING	356.00	-	356.00	-	-	-	-
65855	FOREVER WEST LLC	(662.28)	-	900.98	-	-	-	(1,563.26)
80401	INNOVATIVE SCREEN PRINTING	255.50	-	255.50	-	-	-	-
82288	DANCE WORLD BAZAAR	(16,867.59)	911.85	(141.78)	(17,637.66)	-	-	-
82719	MATTHEW CHRISTIE	5,337.68	-	5,337.68	-	-	-	-
82835	BLUE SKY	(35.00)	(35.00)	-	-	-	-	-
84561	LITTLE BAY ROOT	266.40	-	266.40	-	-	-	-
85525	BLONDIES	353.15	-	353.15	-	-	-	-
86336	OFF THE HOOK SCREEN PRINTING	339.00	-	339.00	-	-	-	-
88205	TM GRAPHICS	33.39	-	33.39	-	-	-	-
88642	BULLDOG CUSTOM LEATHERS	204.52	-	204.52	-	-	-	-
89444	KMK Promotional Sales LLC	2,983.90	2,983.90	-	-	-	-	-
91293	USA GLOBAL POWER TRADE INC	(100.00)	-	-	-	-	-	(100.00)
92092	(PFC) Do It Yourself Transfers	1,214.11	-	-	-	-	-	1,214.11
93214	DRAGON BAY	796.23	545.46	250.77	-	-	-	-
93376	BARTHUR ENTERPRISES LLC	(158.91)	-	-	-	-	-	(158.91)
94061	A BETTER IDEA PROMOTIONAL PROD	114.90	-	114.90	-	-	-	-
94332	PLAYER ATHLETICS	(159.12)	-	-	-	-	-	(159.12)
94371	GRYPHON SAFETY EQUIPMENT INC	68.62	-	68.62	-	-	-	-
96141	LIGHTHOUSE SPORTSWEAR INC	589.72	50.16	539.56	-	-	-	-
96504	ACCESS UNIFORMS INC	(438.15)	-	-	-	-	-	(438.15)
97990	Bay Quest Outfitters	5,169.86	5,169.86	-	-	-	-	-
		-	-	-	-	-	-	-
	TOTAL	**13,815,170.61**	**12,277,797.37**	**1,480,826.28**	**293,993.10**	**(15,128.10)**	**2,850.61**	**(225,168.65)**
	INTERCOMPANY ITEMS INCLUDED IN DETAIL ABOVE							
509692	SALT LIFE / KUDZU	(45,183.21)	9,195.07	1,507.53	-	(4.57)	(68.40)	(55,812.84)
507162	DTG2Go, LLC.	(68,170.28)	21,267.96	(107,549.07)	-	(50.40)	-	18,161.23
	TOTAL INTERCOMPANY	**$ (113,353.49)**	**$ 30,463.03**	**$ (106,041.54)**	**$ -**	**$ (54.97)**	**$ (68.40)**	**$ (37,651.61)**
	TOTAL TRADE AR	**$ 13,928,524.10**	**$ 12,247,334.34**	**$ 1,586,867.82**	**$ 293,993.10**	**$ (15,073.13)**	**$ 2,919.01**	**$ (187,517.04)**